                                                                   Exhibit 99.2


                          PROVINCE HEALTHCARE COMPANY


                           CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Report of Province Healthcare Company (the "Company") on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), I, Christopher T. Hannon, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 9, 2003                               /s/ Christopher T. Hannon
                                                ------------------------------
                                                Christopher T. Hannon
                                                Chief Financial Officer


         The foregoing certification is being furnished to the SEC pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed "filed" as part of the Report for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section. Such certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act. A signed original of this written statement required by
Section 906 has been provided to Province Healthcare Company and will be retained by Province Healthcare Company and furnished to the SEC or its staff upon request.